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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2003

                        MISSISSIPPI CHEMICAL CORPORATION
             (Exact name of Registrant as specified in its charter)

          Mississippi                   001-12217               64-0292638
        (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

     3622 Highway 49 East
    Yazoo City, Mississippi                                        39194
     (Address of principal                                      (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (662) 746-4131

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On December 23, 2003, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K, announcing in the Press Release attached as Exhibit 99.1 to that filing bankruptcy court approval of the refinancing of certain secured debt of the Registrant. On December 30, 2003, the Registrant closed the first part of such refinancing pursuant to the documents attached hereto as Exhibits 99.1, 99.2 and 99.3.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit
 Number   Description
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  99.1    Final Order Granting Emergency Motion for Approval of Supplemental
          Debtor-In-Possession Financing, as Amended and Supplemented

  99.2 Supplemental Post-Petition Credit Agreement, dated as of December 15, 2003, among Mississippi Chemical Corporation, the Investors from time to time party thereto, each of the Guarantors listed on the signature pages thereto, and DSC Chemicals, L.P., as Supplemental DIP Collateral Agent.

  99.3 Guaranty Agreement, dated as of December 30, 2003, executed by Mississippi Chemical Holdings, Inc., in favor of DSC Advisors, L.P., DDJ Capital Management, LLC, and the Investors from time to time party to the Supplemental Post-Petition Credit Agreement.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MISSISSIPPI CHEMICAL CORPORATION


                                        By: /s/ Timothy A. Dawson
                                            ------------------------------------
                                        Name: Timothy A. Dawson
                                        Title: Senior Vice President and
                                               Chief Financial Officer

Date: December 31, 2003

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                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
  99.1 Final Order Granting Emergency Motion for Approval of Supplemental Debtor-In-Possession Financing, as Amended and Supplemented

  99.2 Supplemental Post-Petition Credit Agreement, dated as of December 15, 2003, among Mississippi Chemical Corporation, the Investors from time to time party thereto, each of the Guarantors

  99.3 Guaranty Agreement, dated as of December 30, 2003, executed by Mississippi Chemical Holdings, Inc., in favor of DSC Advisors, L.P., DDJ Capital Management, LLC, and the Investors party to the Supplemental Post-Petition Credit Agreement.

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